Exhibit 10.35

EXECUTION VERSION

Exhibit A

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”), is entered into as of this           of              , 2004, by and between WMG Parent Corp., a Delaware corporation (“Parent”), and Lyor Cohen (the “Executive”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the “Employment Agreement” (as defined herein).

R E C I T A L S:

WHEREAS, WMG Acquisition Corp., a Delaware corporation (the “Company”), an indirect wholly owned subsidiary of Parent and a direct or indirect wholly owned subsidiary of WMG Holdings Corp., a Delaware corporation, and the Executive have entered into an employment agreement, dated as of January 25, 2004 (the “Employment Agreement”), pursuant to which the Executive is to be granted on the “Closing Date” (as defined in the Purchase Agreement between the Company and Time Warner Inc., dated as of November 24, 2003; the Closing Date is hereinafter referred to as the “Effective Date”) the restricted stock award provided for herein (the “Restricted Stock Award”); and

WHEREAS, the Board of Directors of Parent (the “Board”) has determined, pursuant to the Employment Agreement, to grant the Restricted Stock Award to the Executive effective as of the Effective Date, such grant to be subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.           Grant of Restricted Stock Award. Subject to the terms and conditions set forth in this Agreement, Parent hereby grants, effective as of the Effective Date, to the Executive a Restricted Stock Award consisting of            shares of Class A Common Stock of Parent (the “Restricted Shares”). The Board will advise the Executive in writing on or immediately following the Effective Date of the fair market value of one share of Class A Common Stock on the Effective Date (the “Initial Value”), determined without regard to any restrictions applicable thereto other than restrictions which by their terms do not lapse. The Restricted Shares shall vest in accordance with Section 2 and Section 5 hereof.

2.             Vesting.

(a)           Service-Based Restricted Stock. Except as otherwise provided in this Agreement, one-third of the Restricted Shares (the “Service-Based Restricted Stock”), shall vest and become non-forfeitable in four equal installments on the day prior to each of the first, second, third and fourth anniversaries of the Effective Date provided that the Executive remains employed with the Company on each such date, such that one hundred percent (100%) of the Service-Based Restricted Stock shall be vested and non-forfeitable on the day prior to the fourth anniversary of the Effective Date; provided that any unvested Service-Based Restricted Stock shall become vested and non-forfeitable upon a Change in Control.

(b)           Performance-Based Restricted Stock. Except as otherwise provided in this Agreement, two-thirds of the Restricted Shares (the “Performance-Based Restricted Stock”) shall contingently vest in equal installments on the day prior to each of the first, second, third and fourth anniversary of the Effective Date provided that the Executive remains employed with the Company on each such date (the “Service Condition”), but shall remain subject to forfeiture as described below until and unless the condition described in Section 2(b)(i) or 2(b)(ii), as applicable, has been satisfied (each such condition, a “Performance Condition”).

(i)           With respect to one-half of the Performance-Based Restricted Stock, the Performance Condition shall be the occurrence of a 2X Restricted Stock Liquidity Event.

(ii)          With respect to the other one-half of the Performance-Based Restricted Stock, the Performance Condition shall be the occurrence of a 3X Restricted Stock Liquidity Event.

(iii)         For purposes of this Section 2(b), and also as and if used elsewhere in this Agreement, the following terms shall have the following meanings:

(1)           “2X Investor Equity Value” shall mean (X) two times the Investment minus (Y) the aggregate amount of cash and “Fair Market Value” (as defined below) of readily marketable securities or other assets (determined at the time of receipt) received by the Investors in respect of the Investor Equity prior to or coincident with the time of determination.

(2)          “3X Investor Equity Value” shall mean (X) three times the Investment minus (Y) the aggregate amount of cash and Fair Market Value of readily marketable securities or other assets (determined at the time of receipt) received by the Investors in respect of the Investor Equity prior to or coincident with the time of determination.

(3)          “2X Restricted Stock Liquidity Event” shall mean (A) the first sale in an underwritten offering of Parent’s Class A Common Stock pursuant to a registration statement on Securities and Exchange Commission (“SEC”) Form S-1 or otherwise under the Securities Act of 1933, as amended (the “Securities Act”) (an “IPO”), at a per share price which implies an aggregate value of the Investor Equity at the time of the IPO of at least the 2X Investor Equity Value, (B) following an IPO, or any transaction other than an IPO which causes Parent’s Class A Common Stock, or all or substantially all of the securities into which such Class A Common Stock is converted or for which it is exchanged, to be listed for trading on a national securities exchange or quoted on an automated quotation system, the average closing price of Parent’s Class A Common Stock, or such securities into which Class A Common Stock is converted or for which it is exchanged, on the primary exchange on which, or system over which, it is traded over any 20 consecutive trading days is such that the implied aggregate value of the Investor Equity at the end of such 20 consecutive trading days, based on such average price, is at least the 2X Investor Equity Value, determined as of the first of such 20 consecutive trading days, or (C) a Bonus Liquidity Event (provided that the consideration paid to the Investors may be in the form of cash, readily marketable securities or a combination of both) occurs which results in a combination of cash and readily marketable securities being paid or provided to the Investors having an aggregate value (as determined by the Board in good faith as of the time of receipt) of at least the 2X Investor Equity Value.

(iv)              “3X Restricted Stock Liquidity Event” has the same meaning as a 2X Restricted Stock Liquidity Event, except that the term “2X Investor Equity Value” each time it appears in Section 2(b)(iii)(3) above shall be replaced with “3X Investor Equity Value.”

(v)               “Fair Market Value” shall mean the price at which the asset in question would change hands in an arms’ length sale between a willing buyer and a willing seller, with neither being under any compunction to buy or sell and each with full knowledge of all relevant facts, as determined by, in the Executive’s sole discretion, an investment bank or other valuation firm chosen by the Executive from among a list of no less than five such banks and/or firms (all of which must be experienced in the valuation of privately held companies) provided to the Executive by the Company; provided that, in determining Fair Market Value of the securities of any member of the Parent Group, the chosen investment bank or valuation firm shall be instructed to use a methodology which takes into account the free cash flow, revenue and EBITDA and such other methodologies and characteristics as may be relevant.

Notwithstanding anything in this Agreement to the contrary, the Service Condition applicable to each share of Performance-Based Restricted Stock shall be deemed to have been attained upon a Change in Control.

(c)           Performance-Based Restricted Stock as to which both the Service Condition and the Performance Condition has been actually or deemed satisfied, and shares of Service-Based Restricted Stock as to which the vesting condition set forth in Section 2(a) hereof has been actually or deemed satisfied, are hereinafter referred to as “Vested Restricted Shares.”

3.           Taxes. The Executive shall pay to the Company or Parent promptly upon request, and in any event at the time the Executive recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company or Parent determines it is required to withhold under applicable tax laws with respect to the Restricted Shares. Such payment shall be made in the form of cash. As a condition to the effectiveness of the Restricted Stock Award, the Executive shall make a timely and valid election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) to realize taxable income in respect of the grant of the Restricted Stock Award, in an amount equal to the Initial Value.

4.           Certificates. Certificates evidencing the Restricted Shares shall be issued by Parent and shall be registered in the Executive’s name on the stock transfer books of Parent promptly after the date hereof, but shall remain in the physical custody of Parent or its designee at all times prior to, in the case of any particular Restricted Shares, the date such Restricted Shares become Vested Restricted Shares. As a condition to the receipt of this Restricted Stock Award, the Executive shall deliver to Parent a stock power, duly endorsed in blank, relating to the Restricted Shares.

5.           Effect of Termination of Employment.

(a)           For Cause or by the Executive without Good Reason. Upon the Executive’s termination of employment with the Company (i) by the Company for Cause, or (ii) by the Executive without Good Reason, then all Restricted Shares which are not Vested Restricted Shares at the time of such termination shall be forfeited by the Executive.

(b)           Termination by the Company without Cause, by the Executive for Good Reason or upon the Executive’s death or Disability. Upon a termination of the Executive’s employment with the Company (i) due to his death, (ii) by the Company due to his Disability or without Cause or (iii) by the Executive for Good Reason, then all of the vesting conditions shall be deemed satisfied as to all Restricted Shares, and all Restricted Shares shall become Vested Restricted Shares.

(c)           Call Option.

(i)            If the Executive’s employment with the Company is terminated for any reason (or no reason), Parent shall have the right and option (the “Call Option”), but not the obligation, to purchase, or to cause any member of the Parent Group designated by Parent (the “Call Assignee”) to purchase, from the Executive any or all of the Vested Restricted Shares. The purchase price (the “Call Price”) of the Vested Restricted Shares subject to purchase under this provision (the “Called Shares”) shall be as follows:

(1)           In the event of a termination of employment described in Section 5(a) above, the lower of the Fair Market Value of the Called Shares on the date of the “Call Notice” (as defined below) or the Initial Value of the Called Shares.

(2)           In the event of a termination described in Section 5(b) above, as to shares of Service-Based Restricted Stock and Performance-Based Restricted Stock which are Vested Restricted Stock immediately prior to such termination (i.e., without taking account of the vesting acceleration described in Section 5(b)), and as to shares of Performance-Based Restricted Stock for which the Performance Condition, but not the Service Condition, has been met prior to such termination, the Fair Market Value on the date of the Call Notice of such shares which are Called Shares.

(3)           In the event of a termination described in Section 5(b) above, as to shares of Service-Based Restricted Stock which are not Vested Restricted Stock immediately prior to such termination, the lower of the Fair Market Value on the date of the Call Notice of such shares which are Called Shares or the Initial Value of such Called Shares.

(4)           In the event of a termination described in Section 5(b) above where a 2X Restricted Stock Liquidity Event, but not a 3X Restricted Stock Liquidity Event, has occurred prior to such termination, (A) if the Fair Market Value of the Investor Equity at the time of such termination is at least the 3X Investor Equity Value then, as to shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the Fair Market Value of such shares which are Called Shares on the date of the Call Notice, and (B) if the Fair Market Value of the Investor Equity at the time of such termination is less than the 3X Investor Equity Value then, as to shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the lower of the Fair Market Value on the date of the Call Notice of such shares which are Called Shares or the Initial Value of such Called Shares.

(5)           In the event of a termination described in Section 5(b) above where neither a 2X Restricted Stock Liquidity Event nor a 3X Restricted Stock Liquidity Event has occurred prior to such termination, (A) if the Fair Market Value of the Investor Equity at the time of such termination is at least the 3X Investor Equity Value then, as to shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the Fair Market Value on the date of the Call Notice of such shares which are Called Shares, (B) if the Fair Market Value of the Investor Equity at the time of such termination is at least the 2X Investor Equity Value, but less than the 3X Investor Equity Value, then, as to one-half of the shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the Fair Market Value on the date of the Call Notice of such shares which are Called Shares, and as to the other one-half of the shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the lower of the Fair Market Value on the date of the Call Notice of such shares which are Called Shares or the Initial Value of such Called Shares and (C) if the Fair Market Value of the Investor Equity at the time of such termination is less than the 2X Investor Equity Value then, as to shares of Performance-Based Restricted Stock for which the Performance Condition had not been met prior to such termination, the Call Price shall be the lower of the Fair Market Value on the date of the Call Notice of such shares which are Called Shares or the Initial Value of such Called Shares.

(ii)           For purposes of Section 5(c)(i), the termination of the Executive’s employment at the end of the initial Employment Period (i.e., on the day prior to the fourth anniversary of the Effective Date) in connection with either the Company or the Executive giving the other a notice of non-renewal, as described in Section 1 of the Employment Agreement, shall be deemed to be a termination described in Section 5(b) above.

(iii)          Parent or the Call Assignee, as applicable, may exercise the Call Option by delivering or mailing to the Executive (or to his estate, if applicable), in accordance with Section 15 of this Agreement, written notice of exercise (a “Call Notice”) at any time following the termination of the Executive’s employment with the Company. The Call Notice shall specify the date thereof, the number of Called Shares and the Call Price.

(iv)          Within ten (10) days after his receipt of the Call Notice, the Executive (or his estate) shall tender to Parent or the Call

Assignee, as applicable, at its principal office the certificate or certificates representing the Called Shares, duly endorsed in blank by the Executive (or his estate) or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such shares to Parent or the Call Assignee, as applicable, (the date on which the Company receive such certificate or certificates, the “Call Date”). Upon its receipt of such shares, Parent or the Call Assignee, as applicable, shall pay to the Executive the aggregate Call Price therefore, in cash.

(v)           Parent or the Call Assignee, as applicable, will be entitled to receive customary representations and warranties from the Executive regarding the sale of the Called Shares pursuant to the exercise of the Call Option as may reasonably requested by Parent or the Call Assignee, as applicable, including but not limited to the representation that the Executive has good and marketable title to the Called Shares to be transferred free and clear of all liens, claims and other encumbrances.

(vi)          If Parent or the Call Assignee, as applicable, delivers a Call Notice, then from and after the time of delivery of the Call Notice the Executive shall no longer have any rights as a holder of the Called Shares subject thereto (other than the right to receive payment of the Call Price as described above), and such Called Shares shall be deemed purchased in accordance with the applicable provisions hereof and Parent or the Call Assignee, as applicable, shall be deemed to be the owner and holder of such Called Shares.

(vii)         Any Vested Restricted Shares as to which the Call Option is not exercised will remain subject to all terms and conditions of this Agreement, including the continuation of Parent’s or the Call Assignee’s, as applicable, right to exercise the Call Option.

(viii)        The Section 5(c) is in addition to, and not in lieu of, any rights and obligations of the Executive and Parent in respect of the Restricted Shares contained in the “Stockholders Agreement” (as defined below). Notwithstanding the above, this Section 5(c) shall become ineffective on and following an IPO or any other event which causes the Class A Common Stock, or other securities for which all or substantially all of the Class A Common Stock may have been exchanged, to be or become listed for trading on or over an established securities market or established trading system.

6.             Rights as a Stockholder; Dividends.

(a)           The Executive shall be the record owner of the Restricted Shares unless and until such shares are forfeited pursuant to Sections 2 or 5 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of Parent, including, without limitation, voting rights, if any, with respect to the Restricted Shares; provided that (i) any cash or in-kind dividends paid with respect to Restricted Shares which are not Vested Restricted Shares shall be withheld by Parent and shall be paid to the Executive, without interest, only when, and if, such Restricted Shares shall become Vested Restricted Shares (provided, however, that in the event of a rights offering in which the Restricted Shares are entitled to participate, the Executive shall be entitled to subscribe for and purchase any securities made available in such rights offering with respect to all Restricted Shares, whether or not such Restricted Shares are Vested Restricted Shares), and (ii) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholders’ Agreement to be executed and entered into by and between Parent, the Investors, the Executive and the other parties thereto on or about the Effective Date (the “Stockholders’ Agreement”), as annexed hereto as Exhibit A. As soon as practicable following the vesting of any Restricted Shares, certificates for such Vested Restricted Shares shall be delivered to the Executive or to the Executive’s legal representative along with the stock powers relating thereto.

(b)           At or promptly following an IPO or any other transaction which makes Parent eligible to use SEC Form S-8, Parent shall register all of the Restricted Shares (whether or not vested) on Form S-8 or an equivalent registration statement (including, at Parent’s option, on the Form S-1 filed in connection with an IPO), and use reasonable commercial efforts to keep such registration effective so long as the Executive continues to hold any of the Restricted Shares.

7.             Restrictive Legend. All certificates representing Restricted Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws, unless and to the extent determined inapplicable or unnecessary by Parent:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND AN OPTION TO PURCHASE SET FORTH IN A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN WMG PARENT CORP. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND A STOCKHOLDERS’ AGREEMENT TO WHICH WMG PARENT CORP. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF WMG PARENT CORP. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE

SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS WMG PARENT CORP. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

8.             Transferability.

(a)           The Restricted Shares may not, at any time prior to becoming Vested Restricted Shares, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Executive and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance; and provided further that the foregoing restriction shall not apply to a sale of Restricted Shares in compliance with the obligations, if any, of the holder thereof to sell such shares pursuant to the “drag along” provisions of the Stockholders’ Agreement.

(b)           Prior to an IPO, neither the Executive nor any transferee of the Executive (including any beneficiary, executor or administrator) shall assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Shares upon or subsequent to their vesting, except in accordance with the applicable provisions of this Agreement and the Stockholders’ Agreement; provided, that, Vested Restricted Shares may be transferred (i) by will or the laws of descent, or (ii) with the Board’s approval (which may be granted or withheld at its sole discretion), by the Executive without consideration to (A) any person who is a “family member” of the Executive, as such term is used in the instructions to SEC Form S-8 (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Executive and/or Immediate Family Members; or (C) any other transferee as may be approved by the Board in its sole discretion (collectively, the “Permitted Transferees”); provided, that, the Executive gives the Board advance written notice describing the terms and conditions of the proposed transfer and the Board notifies the Executive in writing that such a transfer is in compliance with the terms of this Agreement; provided, further, that, the restrictions upon any Vested Restricted Shares transferred in accordance with this Section 8(b) shall apply to the Permitted Transferee, such transfer shall be subject to the acceptance by the Permitted Transferee of the terms and conditions hereof, and any reference in this Agreement or the Stockholders’ Agreement to the Executive shall be deemed to refer to the Permitted Transferee, except that (a) prior to an IPO, Permitted Transferees shall not be entitled to transfer any Vested Restricted Shares other than by will or the laws of descent and distribution or, with the Board’s approval (which may be granted or withheld at its sole discretion), to a trust solely for the benefit of the Permitted Transferee, and (b) the consequences of the termination of the Executive’s employment with the Company under the terms of this Agreement shall continue to be applied with respect to the Permitted Transferee to the extent specified in this Agreement.

9.             Securities Laws. The Executive represents, warrants and covenants as follows:

(a)           The Executive is acquiring the Restricted Shares for his own account and not with a view to, or for sale in connection with, any distribution of the Restricted Shares in violation of the Securities Act or any rule or regulation under the Securities Act or in violation of any applicable state securities law.

(b)           The Executive has had such opportunity as he has deemed adequate to obtain from representatives of Parent such information as is necessary to permit him to evaluate the merits and risks of his investment in the Parent.

(c)           The Executive has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in acquiring of the Restricted Shares and to make an informed investment decision with respect to such investment.

(d)           The Executive can afford the complete loss of the value of the Restricted Shares and is able to bear the economic risk of holding such shares for an indefinite period.

(e)           The Executive understands that (i) the Restricted Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Restricted Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for such shares, adequate information concerning Parent is then available to the public, and other terms and conditions of Rule 144 are complied with and (iv) there is now no registration statement on file with the SEC with respect to the Restricted Shares and, except as set forth in Section 6(b) hereof or in the Stockholders’ Agreement, there is no commitment on the part of Parent to make any such filing.

(f)            In addition, upon any Restricted Shares becoming Vested Restricted Shares, the Executive will make or enter into such other written representations, the warranties and agreements as the Board may reasonably determine are legally required in order to comply with applicable securities laws.

10.           Adjustments for Stock Splits, Stock Dividends, etc.

(a)           If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of Parent’s Class A Common Stock, any and all new, substituted or additional securities to which the Executive is entitled by reason of his ownership of the Restricted Shares shall be immediately subject to the terms of this Agreement.

(b)           If the Parent’s Class A Common Stock is converted into or exchanged for, or stockholders of Parent receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of Parent or acquisition of its assets, then the rights of Parent under this Agreement shall inure to the benefit of Parent’s successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Shares.

11.           Confidentiality of the Agreement. The Executive agrees to keep confidential the terms of this Agreement. This provision does not prohibit the Executive from providing this information on a confidential and privileged basis to the Executive’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law, regulation or stock exchange rule.

12.           Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.

13.           Waiver. Any right of Parent contained in the Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

14.           No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Executive any right to be retained, in any position, as an employee, consultant or director of any member of the Parent Group.

15.           Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing and shall be deemed to have been duly given when actually received or, if mailed, three days after mailing by registered or certified mail, return receipt requested, or one business day after mailing by a nationally recognized express mail delivery service with instructions for next-day delivery, to those persons listed below at their following respective addresses or at such other address or person’s attention as each may specify by notice to the others:

To Parent:

WMG Parent Corp.

75 Rockefeller Plaza

New York, New York 10019

Attention: Chief Executive Officer and General Counsel

To the Executive:

The most recent address for the Executive in the records of Parent or the Company. The Executive hereby agrees to promptly provide Parent and the Company with written notice of any change in the Executive’s address for so long as this Agreement remains in effect.

16.           Beneficiary. The Executive may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Executive, the executor or administrator of the Executive’s estate shall be deemed to be the Executive’s beneficiary. The Executive’s beneficiary shall succeed to the rights and obligations of the Executive hereunder upon the Executive’s death, except as maybe otherwise described herein.

17.           Successors. The terms of this Agreement shall be binding upon and inure to the benefit of Parent, its successors and assigns, and of the Executive and the beneficiaries, executors, administrators, heirs and successors of the Executive.

18.           Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

19.           Restricted Stock Award Subject to the Stockholders’ Agreement and Contingent on the Closing Date Occurring. By entering into this Agreement the Executive agrees and acknowledges that the Executive has received and read the Stockholders’ Agreement. The Stockholders’ Agreement as it may be amended from time to time is hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and any terms or provisions of the Stockholders’ Agreement, the applicable terms and provisions of the Stockholders’ Agreement will govern and prevail except with respect to Section 5(c) hereof. Notwithstanding anything herein contained to the contrary, this Agreement shall not become effective until and unless the Closing Date occurs, at which time it shall become the binding and legal obligation of the parties hereto. If the Purchase Agreement shall be abandoned in accordance with its terms then this Agreement shall never become effective and shall be null and void.

20.           GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED WITHIN THAT STATE. ANY ACTION TO ENFORCE THIS AGREEMENT MUST BE BROUGHT IN A COURT SITUATED IN, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF, COURTS SITUATED IN NEW YORK COUNTY, NEW YORK. EACH PARTY HEREBY WAIVES THE RIGHTS TO CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.

21.           JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

22.           Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

23.           Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

WMG PARENT CORP.

By:
Title

/s/ Lyor Cohen
Lyor Cohen